3Q21 Financial Results October 20, 2021

2 Forward-looking statements and use of non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends as well as the potential effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; • The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including through the integration of Investors and the HSBC branches; • The COVID-19 pandemic and associated lockdowns and their effects on the economic and business environments in which we operate; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; • An inability to complete the acquisitions of Investors or the HSBC branches, or changes in the current anticipated timeframe, terms or manner of such acquisitions; • Greater than expected costs or other difficulties related to the integration of our business and that of Investors and the relevant HSBC branches; • The inability to retain existing Investors or HSBC clients and employees following the closings of the Investors and HSBC branch acquisitions; • The occurrence of any event change or other circumstance that could give rise to the right of one or both parties to terminate (i) the agreement to acquire Investors or (ii) the agreement to acquire branches from HSBC; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, risk-weighted assets, capital impacts of strategic initiatives, market conditions and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. In addition, statements about our net charge-off guidance constitute forward-looking statements and are subject to the risk that the actual charge-offs may differ, possibly materially, from what is reflected in those statements due to, among other potential factors, the impact of the COVID-19 pandemic and the effectiveness of stimulus and forbearance programs in response, changes in economic conditions, and idiosyncratic events affecting our commercial loans. Statements about Citizens’ agreement and plan of merger, dated July 28, 2021 (the “Investors acquisition agreement”), with Investors Bancorp, Inc. (“Investors”) and CBNA's agreement, dated May 26, 2021 (“HSBC branch acquisition agreement”) with HSBC Bank U.S.A., N.A. (“HSBC”) to acquire certain branches from HSBC also constitute forward-looking statements and are subject to the risk that actual results could be materially different from those expressed in those statements, including if either or both transactions are not consummated in a timely manner or at all, or if integration is more costly or difficult than expected. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in in our Annual Report on form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results and excluding elevated cash. In historical periods, these results may have been referred to as Adjusted or Adjusted/ Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are presented at the end of this presentation. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3Q21 GAAP financial summary

$s in millions	3Q21	2Q21	3Q20	Q/Q $/bps	Q/Q %	Y/Y $/bps	Y/Y %
Net interest income	$ 1,145	$ 1,124	$ 1,137	$ 21	2 %	$ 8	1 %
Noninterest income	514	485	654	29	6	(140)	(21)
Total revenue	1,659	1,609	1,791	50	3	(132)	(7)
Noninterest Expense	1,011	991	988	20	2	23	2
Pre-provision profit	648	618	803	30	5	(155)	(19)
Provision for credit losses	(33)	(213)	428	180	85	(461)	NM
Income before income tax expense	681	831	375	(150)	(18)	306	82
Income tax expense	151	183	61	(32)	(17)	90	148
Net income	$ 530	$ 648	$ 314	$ (118)	(18) %	$ 216	69 %
Preferred dividends	26	32	25	(6)	(19)	1	4
Net income available to common stockholders	$ 504	$ 616	$ 289	$ (112)	(18) %	$ 215	74 %
$s in billions							
Average interest-earning assets	$ 167.3	$ 166.3	$ 160.2	$ 0.9	1 %	$ 7.1	4 %
Average deposits	$ 151.9	$ 150.3	$ 141.4	$ 1.5	1 %	$ 10.5	7 %
Performance metrics							
Net interest margin[1]	2.72 %	2.71 %	2.82 %	1 bp		(10) bps	
Net interest margin, FTE[1]	2.72	2.72	2.83	—		(11)	
Loans-to-deposit ratio (period-end)	81.0	81.4	86.8	(37)		(580)	
ROACE	9.4	11.9	5.6	(246)		379	
ROTCE	13.7	17.5	8.3	(379)		538	
ROA	1.1	1.4	0.7	(28)		43	
ROTA	1.2	1.5	0.7	(29)		44	
Efficiency ratio	60.9	61.6	55.2	(71)		574	
Noninterest income as a % of total revenue	31 %	30 %	37 %	100 bps		(600) bps	
FTEs[2]	17,366	17,472	17,930	(106)	(1) %	(564)	(3) %
Operating leverage					1.2 %		(9.6) %
Per common share							
Diluted earnings	$ 1.18	$ 1.44	$ 0.68	$ (0.26)	(18) %	$ 0.50	74 %
Tangible book value	$ 34.44	$ 33.95	$ 32.24	$ 0.49	1 %	$ 2.20	7 %
Average diluted shares outstanding (in millions)	427.8	427.6	428.0	0.3	— %	(0.2)	— %

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

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4 3Q21 Underlying financial summary(1) Q/Q Y/Y $s in millions 3Q21 2Q21 3Q20 $/bps %/bps $/bps %/bps Net interest income $ 1,145 $ 1,124 $ 1,137 $ 21 2% $ 8 1 % Noninterest income 514 485 654 29 6 (140) (21) Total revenue 1,659 1,609 1,791 50 3 (132) (7) Noninterest expense 988 980 957 8 1 31 3 Pre-provision profit 671 629 834 42 7 (163) (20) Provision for credit losses (33) (213) 428 180 85 (461) NM Net income available to common stockholders $ 520 $ 624 $ 313 $ (104) (17) % $ 207 66 % Performance metrics Noninterest income as a % of total revenue 31% 30% 37% 100 bps (600) bps Efficiency ratio 59.5 60.9 53.4 (137) 611 ROTCE 14.2% 17.7% 9.0% (357) bps 517 bps Diluted EPS $ 1.22 $ 1.46 $ 0.73 $ (0.24) (16) % $ 0.49 67 % Tangible book value per share $ 34.44 $ 33.95 $ 32.24 $ 0.49 1% $ 2.20 7 % See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 23.

5 Overview(1) See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 23. Strong 3Q21 results reflect our diversified business model Credit trends favorable Strong capital, liquidity and funding Continued progress on strategic growth and efficiency initiatives ■ Underlying net income of $546 million and EPS of $1.22 reflect broad-based strength across our businesses and excellent credit results ■ Underlying PPNR of $671 million, up 7% from 2Q21 and down 20% from 3Q20 – Strong results in Capital Markets and Wealth, along with a rebound in Mortgage – NII up 2% QoQ given interest-earning asset growth with stable margin, as accelerated PPP forgiveness was largely offset by elevated cash, along with day count benefit – Interest-bearing deposit costs of 14 bps, down 2 bps QoQ – Expenses up 1% QoQ; positive sequential operating leverage of 2.3% ■ Credit provision benefit of $33 million reflects strong credit performance and macroeconomic improvement ■ Underlying ROTCE of 14.2% compares with 17.7% in 2Q21 and 9.0% in 3Q20 ■ TBV/share of $34.44 up 7% YoY and up ~1.5% QoQ ■ Strong capital levels with a CET1 ratio of 10.3%(2) stable with 10.3% in 2Q21 and 9.8% in 3Q20 ■ Period-end LDR ratio of 81% vs. 87% a year ago; average DDA up 18% YoY and 3% QoQ, now 32% of total deposits ■ Total available liquidity of ~$76 billion at September 30, 2021 ■ Credit trends remain highly favorable across retail and commercial; NCOs of 14 bps down from 25 bps at 2Q21, NPLs to loans of 0.61% is down from 0.64% at 2Q21 ■ Allowance for credit losses coverage ratio of 1.63%, or 1.65% excluding PPP loans(1) ■ TOP 6 on track for total target pre-tax run-rate benefit of ~$400-$425 million by YE2021 – Developing TOP 7 program with details to be announced late this year ■ Prioritizing major strategic initiatives: Consumer national expansion; growing Citizens PayTM, widening Commercial coverage with launch of new verticals, and enhancing advisory capabilities – Announced acquisitions of Investors Bancorp, JMP Group and Willamette Management Associates, as we continue to 'play offense' in 2021

Net interest income

Modest interest-earning asset growth and stable NIM

NII and NIM



$s in millions, except earning assets
$160.2B
$163.5B
$164.4B
$166.3B
$167.3B
$1,137
$1,129
$1,117
$1,124
$1,145
2.83%
2.75%
2.76%
2.72%
2.72%
3Q20
4Q20
1Q21
2Q21
3Q21
Average interest-earning assets
Net interest income
NIM, FTE

NIM 2Q21 to 3Q21



2.72%
(0.04)%
(0.04)%
0.07%
0.02%
(0.01)%
2.72%
2Q21
Asset Yields
Cash
PPP
Funding Cost
Other
3Q21

Linked Quarter

- NII up 2%
  - Given interest-earning asset growth with stable NIM, higher day count
- NIM of 2.72%, stable
  - Reflects the benefit of accelerated PPP forgiveness, improved funding mix and deposit pricing, partially offset by higher cash balances and lower earning-asset yields
  - Interest-bearing deposit costs of 14 bps, down 2 bps
- Interest rate sensitivity from a gradual 200 bp rise decreased to 9.8% from 10.7% in 2Q21, largely reflecting loan and deposit mix changes and the addition of $2.5 billion of received-fixed swaps

Year-Over-Year

- NII up 1%
  - Interest-earning asset growth of 4% was largely offset by lower NIM
- NIM of 2.72%, down 11 bps
  - Reflects the impact of elevated cash balances and a lower rate environment
  - Partially offset by the benefit of improved funding mix and deposit pricing and accelerated PPP loan forgiveness
  - Interest-bearing deposit costs down 21 bps

6

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

Noninterest income

Strong results in Capital Markets, record Wealth fees, and rebound in Mortgage

$s in millions	3Q21	2Q21	3Q20	$ Q/Q	$ Y/Y
Mortgage banking fees	$ 108	$ 85	$ 287	$ 23	$ (179)
Service charges and fees	110	100	97	10	13
Capital markets fees	72	91	58	(19)	14
Card fees	66	64	57	2	9
Trust and investment services fees	61	60	53	1	8
Letter of credit and loan fees	39	38	37	1	2
FX and interest rate products	29	28	27	1	2
Securities gains, net	3	3	1	—	2
Other income[1]	26	16	37	10	(11)
Noninterest income	$ 514	$ 485	$ 654	$ 29	$ (140)

Noninterest income



$s in millions
$654
$287
$367
$578
$193
$385
$542
$165
$377
$485
$85
$400
$514
$108
$406
3Q20
4Q20
1Q21
2Q21
3Q21
Mortgage fees
All other fee income

Linked Quarter

- Noninterest income increased 6%
  - Mortgage banking fees up $23 million, given strong origination levels, the benefit of lower agency fees and improved MSR hedge results
  - Capital markets fees, down $19 million from record levels reflecting seasonally lower activity, primarily in syndication fees, partially offset by higher M&A advisory fees
  - Wealth fees up slightly, driven by an increase in AUM from strong inflows
  - Service charges and fees up $10 million and Card fees up $2 million, reflecting seasonality and the benefit of economic recovery
  - Other income up $10 million, reflecting higher community development-related income and a seasonal improvement in tax-advantaged investments

Year-Over-Year

- Noninterest income, down 21%
  - Mortgage banking fees down $179 million, given lower gain-on-sale margins and production volumes
  - Capital markets fees up $14 million, given higher loan syndication and M&A advisory fees
  - Wealth fees, up $8 million, reflecting an increase in AUM from higher equity market levels and strong net inflows
  - Service charges and fees up $13 million and Card fees up $9 million reflecting recovery from COVID-19 impacts

7

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

Noninterest expense[1]

Reflecting strong expense discipline and the benefit of efficiency initiatives

Underlying, as applicable $s in millions	3Q21	2Q21	3Q20	$ Q/Q	$ Y/Y
Salaries & employee benefits	$ 522	$ 524	$ 511	$ (2)	$ 11
Equipment & software	150	151	148	(1)	2
Outside services	132	133	123	(1)	9
Occupancy	76	79	80	(3)	(4)
Other operating expense	108	93	95	15	13
Noninterest expense	$ 988	$ 980	$ 957	$ 8	$ 31
Full-time equivalents (FTEs)	17,366	17,472	17,930	(106)	(564)

Underlying efficiency ratio



53.4%
56.8%
60.2%
60.9%
59.5%
3Q20
4Q20
1Q21
2Q21
3Q21

Linked Quarter

- Underlying noninterest expense up 1%
  - Reflects strong expense discipline and the benefit of efficiency initiatives
  - Other operating expense up 16%, reflecting higher operational and travel costs

Year-Over-Year

- Underlying noninterest expense up 3%
  - Salaries and employee benefits up 2%, reflecting higher revenue-based compensation and merit increases, partially offset by efficiency initiatives
  - Equipment and software expense up 1%, given continued investments in technology
  - Outside services expense up 7%, tied to growth initiatives
  - Other operating expense up 14%, given higher travel and advertising costs

8

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

Loans and leases

Period-end loans up 1% QoQ; 2% ex PPP, reflecting strength in retail[(2)]


Average loans and leases(1)
$s in billions
$124.9
$123.5
$122.8
$123.5
$122.6
$63.9
$61.5
$60.9
$60.7
$58.7
$61.1
$61.9
$62.0
$62.8
$64.0
3Q20
4Q20
1Q21
2Q21
3Q21
Retail loans
Commercial loans and leases


Period-end loans and leases(1)
$s in billions
$124.1
$123.1
$122.2
$122.6
$123.3
$62.4
$60.8
$60.4
$59.1
$58.0
$61.7
$62.3
$61.8
$63.5
$65.4
3Q20
4Q20
1Q21
2Q21
3Q21
Retail loans
Commercial loans and leases

Linked Quarter

- Average loans down $849 million, or 1%; up 1% excluding PPP impact
  - Retail up $1.1 billion, or 2%, reflecting growth in mortgage, auto and education
  - Commercial down $2.0 billion, or 3%, driven by payoffs and PPP forgiveness; stable excluding PPP
- Period-end loans up $737 million, or 1%; up 2% excluding PPP impact[(2)]
  - Reflects an increase of $1.9 billion, or 3% in retail
  - A decrease of $1.1 billion in commercial; up 1% excluding PPP impact[(2)]

Year-Over-Year

- Average loans down $2.3 billion, or 2%
  - Retail up $2.9 billion, or 5%, driven by growth in education, residential mortgage and auto, partially offset by planned run off in personal unsecured and a decrease in home equity
  - Commercial down $5.2 billion, or 8%, reflecting payoffs and a $1.9 billion decrease in PPP loans
- Period-end loans down $753 million, or 1%, with commercial loans down 7% largely offset by retail loans up 6%

9

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

Average funding and cost of funds

Average deposits up 7% YoY and 1% QoQ; continue to drive down cost of funds

Growing lower-cost deposits[1]



$s in billions
$141.4
$145.3
$146.6
$150.3
$151.9
0.35%
0.27%
0.20%
0.16%
0.14%
0.25%
0.19%
0.14%
0.11%
0.09%
3Q20
4Q20
1Q21
2Q21
3Q21
Demand deposits
Other interest-bearing deposits
Term deposits
Interest-bearing deposit costs
Total deposit costs

Period-end loans-to-deposit ratio



86.8%
83.6%
80.7%
81.4%
81.0%
3Q20
4Q20
1Q21
2Q21
3Q21

Linked Quarter

- Average deposits up $1.5 billion, or 1%, with growth in demand deposits, savings and checking with interest, partially offset by a decrease in term deposits and money market accounts
- Citizens Access® period-end deposits of $4.6 billion, down 5% driven by rate reduction strategies resulting in run off of term deposits
- Interest-bearing deposits costs of 14 bps, down 2 bps
- Total deposit costs down 2 bps; demand deposits 32% of total
- Period-end LDR ratio 81.0%

Year-Over-Year

- Average deposits up $10.5 billion, or 7%, with growth in demand deposits, money market accounts, savings and checking with interest, partially offset by a decrease in term deposits
- Total deposit costs down 16 bps, reflecting the impact of lower rates and favorable shift in deposit mix; interest-bearing deposit costs down 21 bps
- Period-end deposit growth of $9.3 billion, or 7%, as a result of elevated liquidity tied to government stimulus associated with the COVID-19 disruption

10

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

Credit quality[1]

Provision for credit losses, net charge-offs


$s in millions
0.70%
0.61%
0.52%
0.25%
0.14%
$428
$219
$124
$190
$158
$78
$44
$(140)
$(213)
$(33)
3Q20
4Q20
1Q21
2Q21
3Q21
Provision for credit losses
Net charge-offs
Net c/o ratio

Highlights

- NCOs of $44 million decreased $34 million QoQ, driven by excellent results in commercial given improved macro environment
- Nonaccrual loans decreased 3 bps to 0.61% of total loans QoQ driven by retail
- Credit provision benefit of $33 million driven by strong credit performance and macroeconomic improvement
- 3Q21 ACL ratio of 1.63%, or 1.65% ex. PPP loans[3], compares with 1.70% in 2Q21, or 1.75% ex. PPP loans, and 2.21%, or 2.29% ex. PPP in 3Q20
- ACL to nonaccrual loans and leases ratio of 268% compares with 267% as of 2Q21 and 214% as of 3Q20

Allowance for credit losses


$s in millions
$2,736
$2,670
$2,372
$2,081
$2,004
2.29%
2.24%
2.03%
1.75%
1.65%
2.21%
2.17%
1.94%
1.70%
1.63%
3Q20
4Q20
1Q21
2Q21
3Q21
Allowance for credit losses
Allowance to loan coverage ratio(2)
Allowance to loan coverage ratio ex. PPP(3)

Nonaccrual loans


$s in millions
$1,277
$1,019
$1,008
$779
$747
1.03%
0.83%
0.82%
0.64%
0.61%
3Q20
4Q20
1Q21
2Q21
3Q21
Nonaccrual loans
Nonaccrual loans to total loans

11

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

12 Reserve release of $77 million; robust reserve coverage of 1.63% 3Q21 2Q21 Retail 1.54% 1.59% Commercial 1.72% 1.82% Total Citizens 1.63% 1.70% Allowance for credit losses $1,747 $2,081 $81 $(44) $(71) $(43) $2,004 CECL Day 1 2Q21 New Loan Originations Net Charge-offs Portfolio Changes Economic/ Qualitative Changes 3Q21 Allowance for Credit Losses ■ Reserve release reflects strong credit performance in the portfolio and macroeconomic improvement ■ Commercial areas of market concern were 1% of the total loan portfolio, stable with 2Q21 1. Portfolio Changes: run off, changes in credit quality, aging of existing portfolio and utilization changes. 2. Economic/Qualitative Changes: changes to macroeconomic variables and qualitative factors, including management overlays. Reserve Coverage 1. 2. Commentary $s in millions

Capital remains strong

$s in billions (period-end)	3Q20	4Q20	1Q21	2Q21	3Q21
Basel III basis[(1)(2)]					
Common equity tier 1 capital	$ 14.3	$ 14.6	$ 14.9	$ 15.3	$ 15.6
Risk-weighted assets	$146.1	$146.8	$147.8	$148.6	$151.8
Common equity tier 1 ratio	**9.8 %**	**10.0 %**	**10.1 %**	**10.3 %**	**10.3 %**
Tier 1 capital ratio	**11.2 %**	**11.3 %**	**11.4 %**	**11.6 %**	**11.6 %**
Total capital ratio	**13.3 %**	**13.4 %**	**13.4 %**	**13.5 %**	**13.4 %**

CET1 ratio remains strong[(3)]



10.3%
0.4
(0.2)
(0.1)
10.3%
2Q21
Net Income
RWA
Common dividends & other
3Q21

Estimated Acquisition Impact to CET1*

	HSBC**	ISBC	JMP	Willamette
Targeted Close	1Q22	2Q22	Mid-4Q21	Closed 3Q21
CET1 Impact	~24 bps	Neutral	~5 bps	NM

*Based on estimated impact at time of deal announcement
**HSBC East Coast Branches and Online Deposits

Highlights

- 3Q21 CET1 ratio of 10.3%, stable with 10.3% in 2Q21, above our target 9.75%-10.0% operating range
- Paid $167 million in common dividends to shareholders in 3Q21

Priorities

1 **Sustainable dividend**
Targeting 35-40% dividend payout ratio

2 **Organic growth**
Prudently grow loan balances

3a **M&A**
Growth through strategically and financially compelling acquisitions

3b **Stock repurchases**
$655 million remaining Board authorized capacity. Poised to resume post Investors Bancorp's shareholder vote (November 19, 2021)

13

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

Business highlights and strategic priorities

Group

Priority	Details
Execution of TOP 6 and Balance Sheet Optimization	■ On track for total TOP 6 target pre-tax run-rate benefit of ~$400-$425 million by YE2021 ■ TOP 7 program build out making good progress, details to be announced late this year ■ Evaluating originate-to-distribute opportunities to improve capital efficiency and returns
Grow NYC Metro and brand equity	■ Announced acquisition of Investors Bancorp, enhancing our franchise by adding an attractive middle market/small business and consumer customer base while building our physical presence in the greater New York City and Philadelphia metropolitan areas and across New Jersey. Complements HSBC branch acquisition

Consumer

Priority	Strategy	Highlights
E2E digital transformation	■ E2E digital transformation to increase sales and drive self-service interactions	■ Strong digital sales volume in 3Q21; up 24% YoY(1) ■ Citizens Pay™ added 7 active partners, total now 21, with an additional 5-10 ready to launch; robust pipeline ■ Introduced Citizens Peace Of Mind™, our new overdraft friendly deposit feature; added to all Citizens Checking accounts on Oct 1st ■ Continued commitment to helping underbanked communities with development of Bank On product; targeting roll out of a new checking account with no overdraft fees in 1Q22
National expansion	■ Leverage Citizens Access® and lending capabilities to deliver national value proposition ■ Grow Citizens Pay™; develop direct-to-consumer digital experience	
Deepening relationships	■ Accelerate growth in Wealth ■ Branch transformation/advisory focus	

Commercial

Priority	Strategy	Highlights
Enhancing coverage model	■ Strengthen corporate finance advisory model with deep industry expertise across key verticals	■ Announced acquisition of JMP Group to further strengthen Citizens' growing corporate finance and strategic advisory capabilities ■ Completed acquisition of Willamette Management Associates ■ Launched Green Deposits program to allow corporate clients to direct cash reserves to support environmentally friendly companies and projects ■ Launched new Integrated Payables solution for corporate clients ■ Continued top 10 overall middle market bookrunner(2) ■ Increased lead left transactions YoY
Expanding geographic reach	■ Grow mid-corporate client base through geographic expansion into Southeast, Texas and California	
Building solution sets and fee capabilities	■ Enhance capabilities in Treasury Solutions and Capital Markets to deepen relationships ■ Digitize processes for clients and colleagues to enhance efficiencies	

14

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

15 44% 55% 58% 56% 45% 42% Mobile/ATM Branch 3Q19 3Q20 3Q21 Digital engagement and branch optimization trends See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 23. 83.6 thousand Digital booked sales 24% YoY 3.1 million Digital check deposits 5% YoY 29% of total deposits 1.7 million Mobile active users 20% YoY Note: Digital Metrics as of 3Q 2021 within regional footprint 2.7 million P2P Zelle transactions 34% YoY Consumer deposit transaction mix 1,103 1,037 967 3Q19 3Q20 3Q21 Retail branch network -6% -7% Digital Metrics(1)

16 Introducing Citizens Peace of MindTM and meeting Bank On National Account standards Citizens Peace of MindTM ■ New feature added October 1st to all checking products to help customers avoid unexpected overdraft fees – Automatic rebate if cured within 24-hours – Introducing real-time digital monitoring and low-balance alerts ■ Building on the progress made already – $5 Overdraft Pass implemented a few years ago – Recently introduced Student Checking with no overdraft fees – Automatic once-a-year overdraft rebate on select products Future launches planned ■ Rolling out new checking account targeting 1Q22 with no overdraft fees, meeting Bank On National Account standards – Ensure access to a transparent, easy-to-use and affordable transactional account – Provide the underbanked safety and efficiency Higher NPS/ customer satisfaction Better customer retention Lower call center costs Making banking more transparent and accessible 1. While overdraft fees have been recovering in 2021 with the economy, these changes will offset any further rebound 2. 2022 service charges and fees are expected to stabilize around 2021 YTD annualized levels Expected benefits

4Q21 outlook vs. 3Q21

	3Q21 Underlying[(1)]	4Q21 Underlying outlook - CFG standalone
Net interest income	■ $1,145 million	■ NII broadly stable / down slightly given lower PPP forgiveness benefit ■ Average loans up 1.5-2% (2.5-3% ex PPP) with ~3% spot growth (~4% ex PPP)
Noninterest income	■ $514 million	■ Broadly stable as seasonal decline in Mortgage is offset by strength in Capital Markets
Noninterest expense	■ $988 million	■ Broadly stable
Credit	■ $33 million provision benefit; NCOs 14 bps of average loans	■ Net charge-offs broadly stable ■ Expect provision expense to be lower than net charge-offs

Targeting to close JMP Group acquisition mid-4Q 2021

17

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

18 Citizens 3Q21 results reflect diversity across fee income businesses, expense control and excellent credit Key messages ■ Underlying PPNR of $671 million, up 7% from 2Q21 and 20% from 3Q20(1) – Reflects strong results in Capital Markets and Wealth, along with a rebound in Mortgage – Continued excellent expense discipline, positive sequential operating leverage of 2.3% ■ Citizens remains well capitalized and maintains ample liquidity – Robust capital levels with CET1 ratio of 10.3%(2) – ACL/loans of 1.63% – Period-end LDR of 81% ■ TBV/share of $34.44 up 7% YoY and up ~1.5% QoQ ■ Advancing key strategic initiatives: Consumer national expansion; growing Citizens PayTM, widening Commercial coverage with launch of new verticals, and enhancing advisory capabilities – Announced acquisitions of Investors Bancorp, JMP Group and Willamette Management Associates to further strengthen our franchise; integrations tracking well ■ TOP 6 on track for total target pre-tax run-rate benefit of ~$400-$425 million by YE2021 – TOP 7 build out progressing well ■ Poised to enter 2022 with strong momentum See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 23.

Appendix

20 Net income available to common shareholders and EPS $s in millions, except per share data é7% $629 $671 2Q21 3Q21 Linked-quarter Underlying results(1) Return on average total tangible assets Return on average tangible common equity Average loans $s in billions Average deposits $s in billions ê1% $3.5 2 $3.5 6 ê16% $123.5 $122.6 2Q21 3Q21 $150.3 $151.9 2Q21 3Q21 1.48% 1.21% 2Q21 3Q21 17.7% 14.2% 2Q21 3Q21 $624 $520 $1.46 $1.22 2Q21 3Q21 ê17% Pre-provision profit $s in millions See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 23. ê357 bps ê27 bps é1%

21 $834 $671 3Q20 3Q21 Year-over-year Underlying results(1) Return on average total tangible assets ê20% Average loans $s in billions ê2% Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity Average deposits $s in billions $3.5 2 é42 bps $3.5 6 $124.9 $122.6 3Q20 3Q21 $141.4 $151.9 3Q20 3Q21 0.79% 1.21% 3Q20 3Q21 9.0% 14.2% 3Q20 3Q21 é7% Pre-provision profit $s in millions é517 bps $313 $520 $0.73 $1.22 3Q20 3Q21 See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 23. é67% é66%

Allocation of allowance for credit losses by product type

$s in millions	June 30, 2021 Loans and Leases	June 30, 2021 Allowance	June 30, 2021 Coverage	June 30, 2021 Coverage (ex-PPP)[3]	September 30, 2021 Loans and Leases	September 30, 2021 Allowance	September 30, 2021 Coverage	September 30, 2021 Coverage (ex-PPP)[3]
Allowance for Loans and Lease Losses								
Commercial and industrial[1]	$42,842	$674	1.57 %	1.71 %	$41,854	$592	1.41 %	1.48 %
Commercial real estate	14,412	218	1.51		14,508	212	1.46	
Leases	1,829	61	3.36		1,593	63	3.92	
Total commercial	59,083	953	1.61	1.71	57,955	867	1.50	1.55
Residential mortgages	20,538	140	0.68		21,513	141	0.65	
Home equity	11,841	102	0.86		11,889	92	0.78	
Automobile	12,780	168	1.31		13,492	165	1.22	
Education	12,800	322	2.51		13,000	332	2.56	
Other retail	5,539	262	4.74		5,469	258	4.72	
Total retail loans	63,498	994	1.57		65,363	988	1.51	
Total loans and leases	$122,581	$1,947	1.59 %	1.63 %	$123,318	$1,855	1.50 %	1.53 %
Allowance for Unfunded Lending Commitments[2]*								
Commercial[1]		$121	1.82 %	1.93 %		$130	1.72 %	1.78 %
Retail		13	1.59			19	1.54	
Total allowance for unfunded lending commitments		$134				$149		
Allowance for credit losses[2]	$122,581	$2,081	1.70 %	1.75 %	$123,318	$2,004	1.63 %	1.65 %

Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $3,479 million and $1,903 million as of June 30, 2021 and September 30, 2021, respectively.

*Coverage ratios reflect total allowance for credit losses for the respective portfolio

See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 23.

22

23 Notable Items(1) Second quarter and third quarter 2021, and third quarter 2020 results reflect notable items primarily related to TOP 6 transformational and revenue and efficiency initiatives as well as integration costs. Third quarter 2021 also includes a pension settlement charge recorded in other operating expense and a compensation-related tax credit. These notable items have been excluded from reported results to better reflect Underlying operating results. See pages 24-25 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described above. Notable items - integration costs 3Q21 2Q21 3Q20 $s in millions Pre-tax After-tax Pre-tax After-tax Pre-tax After-tax Noninterest income $ — $ — $ — $ — $ — $ — Salaries & benefits $ — $ — $ — $ — $ — $ — Equipment and software — — — — (1) (1) Outside services (4) (3) (2) (1) (1) (1) Occupancy — — — — — — Other expense — — — — — — Noninterest expense $ (4) $ (3) $ (2) $ (1) $ (2) $ (2) Total Integration Costs $ (4) $ (3) $ (2) $ (1) $ (2) $ (2) Other notable items - primarily tax and TOP 3Q21 2Q21 3Q20 $s in millions, except per share data Pre-tax After-tax Pre-tax After-tax Pre-tax After-tax Tax notable items $ — $ — $ — $ — $ — $ — Other notable items- TOP & other actions Noninterest income $ — $ — $ — $ — $ — $ — Salaries & benefits 13 9 — — (13) (9) Equipment and software (7) (5) (4) (3) — — Outside services (8) (6) (2) (2) (15) (12) Occupancy (1) — (3) (2) (1) (1) Other expense (16) (11) — — — — Noninterest expense $ (19) $ (13) $ (9) $ (7) $ (29) $ (22) Total Other Notable Items $ (19) $ (13) $ (9) $ (7) $ (29) $ (22) Total Notable Items $ (23) $ (16) $ (11) $ (8) $ (31) $ (24) EPS Impact $ (0.04) $ (0.02) $ (0.05)

24 Notes on Non-GAAP Financial Measures See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. “Underlying” results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $3,479 million and $1,903 million as of June 30, 2021 and September 30, 2021, respectively. See slide 22 for more details on the calculations General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. b. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. c. Select totals may not sum due to rounding. d. Based on Basel III standardized approach. Capital Ratios are preliminary. e. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. f. NIM excluding elevated cash adjusts interest-earning assets to exclude the impact of cash above targeted operating levels. Notes Notes on slide 3 - 3Q21 GAAP financial summary 1) See general note a). 2) Full-time equivalent employees. Notes on slide 4 - 3Q21 Underlying financial summary 1) See note on non-GAAP financial measures. Notes on slide 5 - Overview 1) See note on non-GAAP financial measures. 2) See general note d). Notes on slide 6 - Net interest income 1) See note non-GAAP financial measures. See above general note f). Notes on slide 7 - Noninterest income 1) Includes bank-owned life insurance income and other miscellaneous income for all periods presented. Notes on slide 8 - Noninterest expense 1) See above note on non-GAAP financial measures. Notes on slide 9 - Loans and leases 1) See general note c). 2) See note non-GAAP financial measures. Notes on slide 10 - Average funding and cost of funds 1) See general note e). Notes on slide 11 - Credit quality 1) Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing. 2) Allowance for credit losses to nonperforming loans and leases. 3) See note on non-GAAP financial measures. Notes on slide 13 - Capital remains strong 1) See general note d). 2) For regulatory capital purposes, in connection with the Federal Reserve’s final interim rule as of April 3, 2020, 100% of the $451 million Day-1 CECL impact recorded as of January 1, 2020 will be deferred over a two-year period ending January 1, 2022, at which time it will be phased in on a pro-rata basis over a three-year period ending January 1, 2025. Additionally, 25% of the cumulative reserve build of $923 million since January 1, 2020, or $231 million, will be phased in over the same time frame. 3) See general note c). Notes on slide 14 - Business highlights and strategic priorities 1) Digital sales includes retail deposit and loan products, excluding products no longer originated. 2) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 3Q21 based on volume and deals for Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million).

25 Notes continued Notes on slide 15 - Digital engagement and branch optimization trends 1) Digital and mobile banking active users reflects retail checking user base. Digital booked sales includes checking, deposits, credit card, HELOC, ERL and In School. Digital payments and transfers includes internal and external transfers, bill payments, Zelle, digital wallets; Digital check deposits reflects remote deposit capture. Notes on slide 17 - 4Q21 outlook vs. 3Q21 1) See note on non-GAAP financial measures. Notes on slide 18 - Key messages 1) See note on non-GAAP financial measures. 2) See general note d). Notes on slide 20 - Linked-quarter Underlying results 1) See note on non-GAAP financial measures. Notes on slide 21 - Year-over-year Underlying results 1) See note on non-GAAP financial measures. Notes on slide 22 - Allocation of allowance for credit losses by product type 1) Coverage ratio includes total commercial allowance for unfunded lending commitments and total commercial allowance for loan and lease losses in the numerator and total commercial loans and leases in the denominator. 2) Coverage ratio includes total retail allowance for unfunded lending commitments and total retail allowance for loan losses in the numerator and total retail loans in the denominator. 3) See note on non-GAAP financial measures. Notes on slide 23 - Notable Items 1) See note on non-GAAP financial measures.

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

					QUARTERLY TRENDS			
					3Q21 Change			
					2Q21		3Q20	
		3Q21	2Q21	3Q20	$	%	$	%
Total revenue, Underlying:								
Total revenue (GAAP)	A	$1,659	$1,609	$1,791	$50	3%	($132)	(7%)
Less: Notable items		—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,609	$1,791	$50	3%	($132)	(7%)
Noninterest expense, Underlying:								
Noninterest expense (GAAP)	C	$1,011	$991	$988	$20	2%	$23	2%
Less: Notable items		23	11	31	12	109	(8)	(26)
Noninterest expense, Underlying (non-GAAP)	D	$988	$980	$957	$8	1%	$31	3%
Pre-provision profit:								
Total revenue (GAAP)	A	$1,659	$1,609	$1,791	$50	3%	($132)	(7%)
Less: Noninterest expense (GAAP)	C	1,011	991	988	20	2	23	2
Pre-provision profit (GAAP)		$648	$618	$803	$30	5%	($155)	(19%)
Pre-provision profit, Underlying:								
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,609	$1,791	$50	3%	($132)	(7%)
Less: Noninterest expense, Underlying (non-GAAP)	D	988	980	957	8	1	31	3
Pre-provision profit, Underlying (non-GAAP)		$671	$629	$834	$42	7%	($163)	(20%)
Income before income tax expense, Underlying:								
Income before income tax expense (GAAP)	E	$681	$831	$375	($150)	(18%)	$306	82%
Less: Expense before income tax benefit related to notable items		(23)	(11)	(31)	(12)	(109)	8	26
Income before income tax expense, Underlying (non-GAAP)	F	$704	$842	$406	($138)	(16%)	$298	73%
Income tax expense, Underlying:								
Income tax expense (GAAP)	G	$151	$183	$61	($32)	(17%)	$90	148%
Less: Income tax benefit related to notable items		(7)	(3)	(7)	(4)	(133)	—	—
Income tax expense, Underlying (non-GAAP)	H	$158	$186	$68	($28)	(15%)	$90	132%
Net income, Underlying:								
Net income (GAAP)	I	$530	$648	$314	($118)	(18%)	$216	69%
Add: Notable items, net of income tax benefit		16	8	24	8	100	(8)	(33)
Net income, Underlying (non-GAAP)	J	$546	$656	$338	($110)	(17%)	$208	62%
Net income available to common stockholders, Underlying:								
Net income available to common stockholders (GAAP)	K	$504	$616	$289	($112)	(18%)	$215	74%
Add: Notable items, net of income tax benefit		16	8	24	8	100	(8)	(33)
Net income available to common stockholders, Underlying (non-GAAP)	L	$520	$624	$313	($104)	(17%)	$207	66%

26

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					3Q21 Change			
		3Q21	2Q21	3Q20	2Q21		3Q20	
					$/bps	%	$/bps	%
Operating leverage:								
Total revenue (GAAP)	A	$1,659	$1,609	$1,791	$50	3.11%	($132)	(7.33%)
Less: Noninterest expense (GAAP)	C	1,011	991	988	20	1.91	23	2.31
Operating leverage						1.20%		(9.64%)
Operating leverage, Underlying:								
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,609	$1,791	$50	3.11%	($132)	(7.33%)
Less: Noninterest expense, Underlying (non-GAAP)	D	988	980	957	8	0.78	31	3.26
Operating leverage, Underlying (non-GAAP)						2.33%		(10.59%)
Efficiency ratio and efficiency ratio, Underlying:								
Efficiency ratio	C/A	60.92 %	61.63%	55.18 %	(71) bps		574 bps	
Efficiency ratio, Underlying (non-GAAP)	D/B	59.55	60.92	53.44	(137) bps		611 bps	
Effective income tax rate and effective income tax rate, Underlying:								
Effective income tax rate	G/E	22.35%	21.96%	16.10 %	39 bps		625 bps	
Effective income tax rate, Underlying (non-GAAP)	H/F	22.45	22.01	16.79	44 bps		566 bps	
Return on average common equity and return on average common equity, Underlying:								
Average common equity (GAAP)	M	$21,326	$20,833	$20,534	$493	2%	$792	4%
Return on average common equity	K/M	9.39 %	11.85%	5.60 %	(246) bps		379 bps	
Return on average common equity, Underlying (non-GAAP)	L/M	9.70	12.02	6.05	(232) bps		365 bps	
Return on average tangible common equity and return on average tangible common equity, Underlying:								
Average common equity (GAAP)	M	$21,326	$20,833	$20,534	$493	2%	$792	4%
Less: Average goodwill (GAAP)		7,055	7,050	7,050	5	—	5	—
Less: Average other intangibles (GAAP)		52	53	62	(1)	(2)	(10)	(16)
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	381	375	2	1	8	2
Average tangible common equity	N	$14,602	$14,111	$13,797	$491	3%	$805	6%
Return on average tangible common equity	K/N	13.71 %	17.50%	8.33 %	(379) bps		538 bps	
Return on average tangible common equity, Underlying (non-GAAP)	L/N	14.17	17.74	9.00	(357) bps		517 bps	
Return on average total assets and return on average total assets, Underlying:								
Average total assets (GAAP)	O	$186,108	$184,456	$177,675	$1,652	1%	$8,433	5%
Return on average total assets	I/O	1.13 %	1.41%	0.70 %	(28) bps		43 bps	
Return on average total assets, Underlying (non-GAAP)	J/O	1.16	1.43	0.76	(27) bps		40 bps	

27

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					3Q21 Change			
		3Q21	2Q21	3Q20	2Q21		3Q20	
					$/bps	%	$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:								
Average total assets (GAAP)	P	$186,108	$184,456	$177,675	$1,652	1%	$8,433	5%
Less: Average goodwill (GAAP)		7,055	7,050	7,050	5	—	5	—
Less: Average other intangibles (GAAP)		52	53	62	(1)	(2)	(10)	(16)
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	381	375	2	1	8	2
Average tangible assets	Q	$179,384	$177,734	$170,938	$1,650	1%	$8,446	5%
Return on average total tangible assets	I/Q	1.17 %	1.46%	0.73 %	(29) bps		44 bps	
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.21	1.48	0.79	(27) bps		42 bps	
Tangible book value per common share:								
Common shares - at period-end (GAAP)	R	426,199,576	426,083,143	427,073,084	116,433	—%	(873,508)	—%
Common stockholders' equity (GAAP)		$21,409	$21,185	$20,504	$224	1	$905	4
Less: Goodwill (GAAP)		7,065	7,050	7,050	15	—	15	—
Less: Other intangible assets (GAAP)		51	52	60	(1)	(2)	(9)	(15)
Add: Deferred tax liabilities related to goodwill (GAAP)		384	383	377	1	—	7	2
Tangible common equity	S	$14,677	$14,466	$13,771	$211	1%	$906	7%
Tangible book value per common share	S/R	$34.44	$33.95	$32.24	$0.49	1%	$2.20	7%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:								
Average common shares outstanding - basic (GAAP)	T	426,086,717	425,948,706	426,846,096	138,011	—%	(759,379)	—%
Average common shares outstanding - diluted (GAAP)	U	427,840,964	427,561,572	427,992,349	279,392	—	(151,385)	—
Net income per average common share - basic (GAAP)	K/T	$1.18	$1.45	$0.68	($0.27)	(19)	$0.50	74
Net income per average common share - diluted (GAAP)	K/U	1.18	1.44	0.68	(0.26)	(18)	0.50	74
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.22	1.47	0.73	(0.25)	(17)	0.49	67
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.22	1.46	0.73	(0.24)	(16)	0.49	67

28

29 Non-GAAP financial measures and reconciliations QUARTERLY TRENDS 3Q21 Change 3Q21 2Q21 3Q20 2Q21 3Q20 $/bps % $/bps % Salaries and employee benefits, Underlying: Salaries and employee benefits (GAAP) $509 $524 $524 ($15) (3%) ($15) (3%) Less: Notable items (13) — 13 (13) (100) (26) (200) Salaries and employee benefits, Underlying (non-GAAP) $522 $524 $511 ($2) —% $11 2% Outside services, Underlying: Outside services (GAAP) $144 $137 $139 $7 5% $5 4% Less: Notable items 12 4 16 8 200 (4) (25) Outside services, Underlying (non-GAAP) $132 $133 $123 ($1) (1%) $9 7% Occupancy, Underlying: Occupancy (GAAP) $77 $82 $81 ($5) (6%) ($4) (5%) Less: Notable items 1 3 1 (2) (67) — — Occupancy, Underlying (non-GAAP) $76 $79 $80 ($3) (4%) ($4) (5%) Equipment and software, Underlying: Equipment and software (GAAP) $157 $155 $149 $2 1% $8 5% Less: Notable items 7 4 1 3 75 6 NM Equipment and software, Underlying (non-GAAP) $150 $151 $148 ($1) (1%) $2 1% Other operating expense, Underlying: Other operating expense (GAAP) $124 $93 $95 $31 33% $29 31% Less: Notable items 16 — — 16 100 16 100 Other operating expense, Underlying (non-GAAP) $108 $93 $95 $15 16% $13 14% $s in millions, except share, per share and ratio data

30 Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data QUARTERLY TRENDS 1Q21 4Q20 Total revenue, Underlying: Total revenue (GAAP) A $1,659 $1,707 Less: Notable items — — Total revenue, Underlying (non-GAAP) B $1,659 $1,707 Noninterest expense, Underlying: Noninterest expense (GAAP) C $1,018 $1,012 Less: Notable items 20 42 Noninterest expense, Underlying (non-GAAP) D $998 $970 Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 61.35% 59.28% Efficiency ratio, Underlying (non-GAAP) D/B 60.19 56.83

Non-GAAP financial measures and reconciliations - excluding the impact of PPP loans

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS					3Q21 Change			
		3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20	
							$/bps	%	$/bps	%
Total loans, excluding the impact of PPP loans:										
Total loans (GAAP)	A	$123,318	$122,581	$122,195	$123,090	$124,071	$737	1%	($753)	(1%)
Less: PPP loans		1,903	3,479	5,148	4,155	4,653	(1,576)	(45)	(2,750)	(59)
Total loans, excluding the impact of PPP loans (non-GAAP)	B	$121,415	$119,102	$117,047	$118,935	$119,418	$2,313	2%	$1,997	2%
Total commercial loans, excluding the impact of PPP loans:										
Total commercial loans (GAAP)	C	$57,955	$59,083	$60,413	$60,793	$62,362	($1,128)	(2%)	($4,407)	(7%)
Less: PPP loans		1,903	3,479	5,148	4,155	4,653	(1,576)	(45)	(2,750)	(59)
Total commercial loans, excluding the impact of PPP loans (non-GAAP)	D	$56,052	$55,604	$55,265	$56,638	$57,709	$448	1%	($1,657)	(3%)
Allowance for credit losses:										
Allowance for credit losses (GAAP)	E	$2,004	$2,081	$2,372	$2,670	$2,736	($77)	(4%)	($732)	(27%)
Average loans, excluding the impact of PPP loans:										
Average loans (GAAP)	F	$122,641	$123,490	$122,847	$123,461	$124,912	($849)	(1%)	($2,271)	(2%)
Less: PPP loans		2,770	4,603	4,801	4,540	4,709	(1,833)	(40)	(1,939)	(41)
Average loans, excluding the impact of PPP loans (non-GAAP)	G	$119,871	$118,887	$118,046	$118,921	$120,203	$984	1%	($332)	—%
Ratios:										
Allowance for credit losses to total loans (GAAP)	E/A	1.63 %	1.70 %	1.94 %	2.17 %	2.21 %	(7) bps		(58) bps	
Allowance for credit losses to total loans, excluding the impact of PPP loans (non-GAAP)	E/B	1.65 %	1.75 %	2.03 %	2.24 %	2.29 %	(10) bps		(64) bps	

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